GOLDMAN SACHS TRUST

Goldman Sachs Global Tax-Aware Equity Portfolios

Class A, Institutional, Class R6 and Class P Shares of the

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

(each, a “Fund”)

Supplement dated July 1, 2024 to the Statement of Additional Information (“SAI”)

dated December 29, 2023 as supplemented to date

The Board of Trustees of the Goldman Sachs Trust recently approved changes to each Fund’s benchmark index. These changes were effective as of the close of business on June 28, 2024. Accordingly, as of the close of business on June 28, 2024, the Funds’ SAI was revised as follows:

The following replaces the second paragraph under the “Management Services—Fund Managers—Compensation” section in the Funds’ SAI:

The benchmark for each Fund is a composite benchmark comprised of: the Morgan Stanley Capital International All Country World Index Investable Market Index (Developed Markets FX 50% Hedged) (90%) and the Bloomberg U.S. Intermediate Treasury Index (10%).

This Supplement should be retained with the SAI for future reference.

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